                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    JUNE 10, 1999
                                                --------------------------------



                         STERIGENICS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


          DELAWARE                   000-22909                  95-3323502
--------------------------------   ------------------    --------------------------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION          (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)                FILE NUMBER)


    4020 CLIPPER COURT, FREMONT, CALIFORNIA                      94538
--------------------------------------------------------------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (510) 770-9000
                                                    ----------------------------



--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


     On June 10, 1999, the Registrant entered into a definitive Merger Agreement with Ion Beam Applications, s.a., Ion Beam Applications, G.P. and IBA Acquisition Corp. (collectively referred to as "IBA"). Pursuant to the terms of the Merger Agreement, IBA has agreed to purchase the Registrant's stock for $27.00 per share subject to certain conditions including required regulatory approvals.


ITEM 7.  EXHIBITS

(c)      EXHIBITS:

         Exhibit
         Number

         2.1            Merger Agreement dated June 10, 1999.
         2.2            Stockholders' Agreement dated June 10, 1999.
         99.1           Text of Press Release dated June 11, 1999.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SteriGenics International, Inc.
                                -------------------------------
                                      (Registrant)


Date:  June 14, 1999            By:  /s/ Thomas J. Balutis
                                   ---------------------------------------------
                                   Thomas J. Balutis
                                   Vice President of Finance and Chief
                                   Financial Officer


                         STERIGENICS INTERNATIONAL, INC.

                                  EXHIBIT INDEX

Exhibit
Number

2.1              Merger Agreement dated June 10, 1999.
2.2              Stockholders' Agreement dated June 10, 1999.
99.1             Text of Press Release dated June 11, 1999.




                                       3